Exhibit 10.27G

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Fifth Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #[*******]) with an effective date of January 1, 2020 (as amended, the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Schedule F of the Agreement and certain [***** ********* ********** ********* include Production Support and Maintenance Fees, Application hosting fees and other terms and conditions, including ****** *** periods, specific to individual ****** ************ such as the ****** ***** ****** (“***”), ******* and ******** (collectively, “****** *********** ************” or “****”).  Because the ************** of the ********* **** and *** ******* relative to such ****** ********* ************, including the **** ** amend Schedule F to ******** *** ****** ********* ************ ********* by CSG and ******** by Customer, is **** ********** and ***********, the Parties have agreed to ******* the individual ************ ******* *** ******* ***** of the ****** ********* ************ with ** ****** *** (the “*** ***”) and also include in such *** *** the ********** ******* *** *********** by CSG for a ***** number ** *** ****** *********** ************. To prescribe the ****** *** ***, the Parties agree to amend Schedule F of the Agreement (a) such that the *** *** shall apply from ******* * ******* ******** ** of a given ******** ****, with such ********** to ******** as of ******** *** ****,  (b) to incorporate terms and conditions that prescribe the ****** ********* ************ subject to the *** *** and those ****** ************ that are subject to other terms and conditions and (c) to evidence Customer’s ********** to the *** *** (as applicable) for the ********* ****].

2.

Exhibit A attached hereto identifies the fees CSG shall invoice Customer to [***** the ******* **** of the ******** ****** ********* ************ to a ********* ****** ****** ending ******** *** **** (the “*** ********* Fee”).  Customer acknowledges CSG **** ***** ******* Customer the ******* *** ********* Fee on the ***** **** ******* (********** ** **** this ********* ** ********), and Customer agrees to *** **** ******** **** which are ********** ********** with Section *.*(*)] of the Agreement.

3.

As of the Fifth Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection [*., entitled “*** *******”, is deleted in its entirety and replaced with the revised Subsection *., entitled “****** *********** ************]” set forth on Exhibit B attached hereto.

Exhibit 10.27G

4.

Exhibit C attached hereto attaches the form of the [****** ********* *********** Schedule (as referenced in Note 3 to Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection *., entitled “****** ********* ************”) the Parties believe to be accurate and complete as of the Fifth Amendment Effective Date.  If after the Fifth Amendment Effective Date the Parties identify a ****** ********* *********** that ****** **** **** ******** in the ****** ********* *********** Schedule attached as Exhibit C *** *** ***, the Parties agree to ****** the ****** ********* *********** Schedule to ******* such ********** ****** ***********(*) consistent with the ******* identified in Note 3 to Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection *., entitled “****** ********* ************]”.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Gregory L. Cannon
Name: Peter Kiriacoulacos	Name: Greg Cannon
Title: EVP & CPO	Title: SVP, General Counsel & Secretary
Date: 4/23/2021	Date: 4/23/2021

Exhibit 10.27G

Exhibit 10.27G

EXHIBIT A: [*** ********* ***

Item Description	*** ****** ****	**** **** ********* *** ***
***** *** ******* **** ****** ****** *********** * *********	*	$ ********
****** ***** ****** ***** ****** ***************** ********* ******* *******	*	$ ********
****** ***** ****** ***** ****** ************ ****** ********* ******* *******	*	$ ********
*** ******* *** *********** ****** ****** ********** **** *************** *******	*	$ ********
*** ******* *** *********** *** ****** ******* ******* * **** ********* ******* *** **** *******	*	$ ********
*** ******* *** *********** *** ****** ****** ********* **** *** ******* **** ***** ******* *******	*	$ ********
*** ******* *** *********** *** ****** ****** ********* **** *** ******* **** ***** ******* *******	*	$ ********
*** ******* *** *********** *** ****** ****** ********* **** *** ******* **** ***** ******* *******	*	$ ********
*** ******* *** *********** *** ****** ************** ***** ***************** ********** ******* ******* *******	*	$ ******
*** ******* *** *********** *** ****** ************** ***** ***************** ********** ******* ******* *******	*	$ ******
*** ******* *** *********** *** ****** ************** ***** ***************** ********** ******* ******* *******	*	$ ******
*** ******* *** *********** ****** ****** ************* * ************ ******* *** ***** ***** ********** *******	*	$ ********
*** ******* *** *********** ****** ****** ******* ******* **** ********* ************* **** ****** ********** **** *******	*	$ ********
*** ******* *** *********** *** ****** ****** ****** **** ********* ************ **** *********** ********** **** *******	*	$ ********
*** ******* *** *********** *** ****** ******* ************ *********** ****** ******* ********** *******	*	$ ********
*** ******* *** *********** *** ****** **** ***** ****** ***** ********** ******* ******************	*	$ ********
*** ******* *** *********** *** ****** **** ******** ***** *************** *******	*	$ ********
******** ****** *********** *** ****** ******** ********** ******* *******	*	$ ********
******** ****** *********** *** ****** ******** ********** ******* *******	*	$ ********
******** ****** *********** *** ****** ******** ********** ******* *******	*	$ ********
******** ******** ******* ******** ******************	*	$ ********
** ********** ****** ****** ***********	*	$ ********
*********** ******* ************ ***	**	$ -
******** * ******** **** ***** *** ***	*	$ ******
*********** ********* ***********(** ****** *********)	*	$ ********
*********** ******* * ***** ***** ******* **** ***** ******	**	$ *********
*********** ******* **********************	**	$ -
*********** *** ******* ***** ******* ************	**	$ *********
****************** ***** **********(********)	*	$ ********
***************** ************** ******* *****	**	$ ********
*********** ******* *********** ***** ************	*	$ ********
*********** ** ******** ************* * ******** ********** *********** ** ** ****** *******	*	$ ********
*********** ******* ******************	*	$ ********
*********** *** ****** ******** ********	*	$ ********
*********** ******* ****** ***** ****** **** ********* *******	*	$ ********
*********** ******* *** *********** **** *** * *** *** ***** ****** ***********	*	$ ********
*********** ******* ****** ***** ****** *** ********* *******	*	$ ********
*********** ******* *** * *** ****** ********	**	$ ********
*********** ******* *********** *******	*	$ ********
*********** ****** ** ********	*	$ ********
*********** ********* ** ******** * $***	*	$ ********
*********** ******* **** ************ *** ** *********** ******* (*** ***********)	*	$ ********
		$ **********

Item Description	*** ****in ****	**** **** ********* *** ***
********* ******** ****** ******* *** ***********	**	$*********
******** ******* *********** ******* * ******	*	$ *********
******* ******** *********	*	$ *********
******* ******** ******* *** ***********	**	$ *********
		$ **********
******* ************ (*************** ******) (********* ********** *** **********)	**	$ **********
		$ **********
********** *********** *** *******		$ **********

Item Description	*** **** **** ****	********* ********* *** ***
*********** ******* *** ********** ******* * *** *** ***** ******* ***	*	$ *********
********* ******** ****** *********** ******* ***	**	$ *********
******** ******* *********** *** *******	*	$ *********
******* ******** ******* ***	**	$ *********
******* ******** ***** *** ******** *** ****** *** ***	**	$ *********
********** *******		$ **********
***** *********** ****** ************ ******* *** *******		$ ***********
***** ******* ****** ****************** *** *******		$ **********

Exhibit B

C.	[****** ********* ************] (Note 1) (Note 2) (Note 3)

Description of Item/Unit of Measure	[*********]	[***]
A.[*** *********] Fee (Note 4)	[*******]	$[*********]
B.[***] Fee (Note 5) (Note 6) (Note 7)	[*******]	$[*********]
C.[****** ************ ******** **** ***] Fee (Note 1) (Note 6) (Note 8)	[*** *******]	[*****]
D.[*********** ** ***** *******]	[********]	[*****]
E.[*********** *******] Fees (Note 2)	[*****]	[*****]

Note 1: “[****** ********* ************” are ****** ************ ********* by CSG for Customer under this Agreement that (1) implement ***** ********** **** ****** ***** ******, ******* or ******** and (2) are identified ** * ********* ** **** as a ****** ********* *********** subject to the *** Fee set forth in Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection *., entitled “****** ********* ************”. ****** ********* ************ shall be identified on the ****** ********* *********** Schedule (as described in Note 3 below) and are subject to the fees, terms and conditions described in Notes 2 through 8.  For ease of reference, ****** ********* ************ are sometimes referred to as “****”. ****** ************ that do not qualify as ****** ********* ************ consistent with the first sentence of this Note 1 shall be ********** ** * ********* ** **** ****** ** ********* ********* * ******** *** ***** ** ** ******] in Schedule F.

Note 2: In consideration of Customer’s [******* of the *** ********* Fee and *** Fee (see Notes 4 through 8 below), CSG shall provide **************** ********** ******* (“*** ********** ******* *** ***********”) for the ****, ********* ********* ********** ********* *** ********* Customer ******** ********, CSG ********* ******* *** ********* ******* ******** *********.  CSG will be responsible for ********** ** ******** *******.  *** ********** ******* *** *********** is intended to ******* ********** ****** **** and **** *** ******* *********** ******** ******* (which shall* ** ********** *** ********** **** Note 6 below, ** ******** ********** ** *** ****** ********* *********** Schedule) or any ******* ** *** ******** required by the *** ** *** ********* ********** ********* ** *********** ************* *******. ****** *********** *** ******* ** * *** **** ** *** ***** ** * ******** ********* ********* ** *****]

Note 3: [*** ******* ******* ** *** ****** ********* *********** ******** ******** ** *** *** ******** ** ******** ** ******* * ** **** ******* ********* ** *** ********* (*** ******** *** *****) (“Fifth Amendment”).  As promptly as possible after *** ******** ** ********* ** * *** ********** **** ***** * *** * ****** *** ******* ***** ** ****** *** ****** ********* *********** ******** ********* ** *** ********* *******:

•	******** ***** ****** * ******* ******* **** (***) ********* *** ************ *** *** *** *** ******** *** *** ***** ****** *** ********** *** ********
•	*** ***** ******* *** ********** ****** * ***** ****** ********* *********** ********* ******* ** ******* *** **** ******* **** ******* *** ** *********** *** *** ********* *** ****** *** ****
•

*** ***** **** * ****** ******* ****** ********* *********** ******** *** ***** ** *** ******** **************(*) ********** ** ******** *** **** ****** *** ******* ***** ***** ******** **************(*) ***** ******** ****** *** ******* ****** ********* *********** ******** *** ****** ** *** ****** ****** **** (*) ******** **** ****** (*) ******** ** ** (*) ******** ** *** ******* ****** ********* *********** *********

•

** *** ******** ************** ******** ** *** ******* ****** ********* *********** ********* *** ***** ******* (*** *** ******* ***** ******** ** *********) * ******* ****** ********* *********** ********* ***** ******* ****** ********* *********** ******** ***** ** ********* *** ****** *** ******** ********** **** *** ********* ****** ***** ***** *** ******** ************** ******** *** **** ** ******* ****** ********* *********** *********

•

**** * ****** ******* ****** ********* *********** ******** ** ******** ** *** *** *** ******** ************** *** ************ ******* **** ******** ****** ********* *********** ******** ***** ** ****** *** **** ******* ****** ********* *********** ********].

Note 4: To [***** the *********** *** ******* ****** ***** for the **** CSG shall ****** Customer the *** ********* Fees (*** *** *** *** Fee) as set forth on Exhibit A for the ****** ***** ** **** ******* ******** *** **** (the “********* ******”).  CSG shall ******* Customer the *** ********* Fee *******, with the ***** **** ******* to ******* *** ***** *** ***** **** ******* *** ********* Fees.  *********** CSG shall ******* Customer the ******* *** ********* Fee ** ******* ** **** ***** ******* *** ********* ** *** ******** **** ****** ******** *** ****].

Note 5: The [*** Fee will be ******** ******* ** *******.  Accordingly, the *** Fee for ******* **** will be ******** ** *** ******** **** ******* and **** ******* *** Fee will ********** ** ******** on the ***** ******* *******.  The *** Fee shall be ***** *** **** ******** **** ********* *** ********* ****** and through the ***** ** *** ********** ** *** *** **** *** ** *********** *** *** *********, subject to Notes 6 through 8 below and ******** ******** ** Section ***, ********** ** ****, of the Agreement.  If the ******* ****** *** **** ******* ***** CSG provides *** ********** ******* *** *********** beyond the *** *********, the Parties ***** ** ********* *** *** *** ********** ** **** ******].

Note 6:  The [*** ********* Fee and *** Fee (as applicable) covers the **** *** ***** in the ******* ******** ********* *********** Schedule **** ** to *** (**) ********** ********* **** that may be ***** ** **** ******** during *** ****.  As used herein, a “********* ***” means a ****** *********** *********** with *********** ***** (** ********** in the ********** ***) **** **** $***********  If the Customer is to ****** **** than “***” *** (**) **** at any given time during *** ****, the Parties agree that ***** ** *** **** the Customer ******* “***” *** (**) to apply a ****** ****** ********** to the **** ********** *** ********* Fee (in the ***** *** ******* **** ****** ****** ****) ****** *** Fee (********** to the **** ********** ******** ****) to ******* for such ********* ****. If a *** ******** ******* to the **** ******* ******** ****, such ********* fees shall apply ** * ******** ***** ******* *** ********* ** **** ******* ******** **** and will ****** the ****** ******* *** ********* Fee ****** *** Fee, as applicable.  Such ******* *** ********* Fee ****** *** Fee will then apply *** *** ********* ** *** **** ****** ********* ******** as described in this Note 7 or Note 8 below. As used herein, “***” means the result of the ****** ** ********* **** ***** ****** *** **** **** **** ************ ****** *** ****, measured at *** ***** **** ****** *** ****.  The Parties acknowledge the *** ********* Fee *** *** Fee may be subject to ** ********* ********** *** ** **** ***** ****** * ***** ******** ****].

Exhibit 10.27G

Note 7: If Customer [************ *** of “***” *** (**) ** **** of the **** at any given time during *** ****, the Parties agree that ** ********** ** *** *** ********* Fee ****** *** Fee **** ** ****. *** ******** Customer ************ *** ****** (**) or **** **** at any given time during *** ****, the Parties agree to ***** * ****** ****** ********** ** *** **** ********** *** ********* Fee and/or CDA Fee ******* for the ********* ** *** ******* and, if applicable, ****** ******** ****(*) to ******* for such ********* ****].

Note 8:  If  Customer seeks to [****** a *** that is not a ********* *** (a “************* ***”), ** ****** by the Parties, (a) the *** ********* Fee and/or *** Fee may be ********* ** ***** such ************* *** (** **** ****** ** ****** ** *** *******) or (b) the Parties shall ***** **** ************* *** as a ****** *********** that is not a ***, and include the ********** **** for such ************* *** in a **** ******** ********* ** **** and ********* ** **** ******** * to reflect the applicable ********** and ******* *********** **** and ***** of such ****** ***********].